Exhibit 10-38.05
                         TWENTY-EIGHTH AGREEMENT AMENDING
                         NEW ENGLAND POWER POOL AGREEMENT

             THIS AGREEMENT, dated as of the 15th day of September, 1992 is entered into by the signatories hereto for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement"), as previously amended or proposed to be amended by twenty-seven (27) amendments, the most recent of which was dated as of October 1, 1990.

             WHEREAS, in response to the factors specified in Section
         5.10 of the NEPOOL Agreement regarding election of members of the Management Committee to serve as an Executive Committee, the member of the Management Committee representing Public Service Company of New Hampshire has been elected to serve as a member of the Executive Committee since the formation of NEPOOL; and

             WHEREAS, Northeast Utilities has recently acquired Public Service Company of New Hampshire, Public Service Company of New Hampshire has elected to be treated as a single Participant with the other Entities controlled by Northeast Utilities, and Public Service Company of New Hampshire is no longer entitled to be separately represented by a member of the Management Committee; and

             WHEREAS, the signatory Participants have determined to amend the NEPOOL Agreement in the manner specified below in order to reflect the fact that the considerations specified in Section
         5.10 for membership on the Executive Committee can now be satisfied by election of only ten members.

         NOW THEREFORE, the signatories hereby agree as follows:

                                   SECTION I

                                TEXT OF AMENDMENT

             Section 5.10 of the NEPOOL Agreement is amended to read as follows:

                  Election of Executive Committee Members
                Unless there are less than eleven members of the Management Committee, the Management Committee; at each annual meeting, shall elect ten of its members to serve as an Executive Committee. In electing the Executive Committee, the Management Committee shall give such consideration as it shall deem advisable to qualifications for the office, geographic distribution, the relative sizes of Participants and the public and private sectors of the electric utility industry. Each member so selected may designate an alternate who is acceptable to the Management Committee.

                                   SECTION II

                            EFFECTIVENESS OF AGREEMENT

                   Following its execution by the requisite number of
              Participants, this Agreement, and the amendment provided for above, shall become effective on December 1, 1992, or on such later date as the Federal Energy Regulatory Commission shall provide that such amendment shall become effective.

                                   SECTION III

                              USAGE OF DEFINED TERMS

                   The usage in this Agreement of terms which are defined in
              the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

                                   SECTION IV

                                 COUNTERPARTS

             This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

             IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 15th day of September, 1992.

                                                     CONFORMED COPY

                           COUNTERPART SIGNATURE PAGE
                      TO TWENTY-EIGHTH AGREEMENT AMENDING
                        NEW ENGLAND POWER POOL AGREEMENT
                         DATED AS OF SEPTEMBER 15, 1992

              The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-seven (27) amendments, the most recent prior amendment being an amendment dated as of October 1,
       1990.
                                         Ashburnham Municipal Light Department
                                         By:  /s/  Robert W. Gould
                                              Manager
                                              86 Central Street
                                              Ashburnham, MA  01430

                                         Bangor Hydro-Electric Company
                                         By:  /s/  Robert S. Briggs
                                              President & CEO
                                              33 State Street
                                              Bangor, Maine 04402-0932

                                         Belmont Municipal Light Department
                                         By:  /s/  Timothy L. McCarthy
                                              Acting Manager
                                              450 Concord Avenue
                                              Belmont, MA  02178

                                         Boston Edison Company
                                         By:  /s/ Cameron H. Daley
                                              Senior Vice President
                                              800 Boylston Street
                                              Boston, MA  02199

                                         Boylston Municipal Light Department
                                         By:  /s/ H. Bradford White, Jr.
                                                Manager
                                             P.O. Box 560
                                             Boylston, MA  01505

                                         Central Maine Power Company
                                         By:  /s/ Donald F. Kelly
                                               Senior Vice President
                                               Edison Drive
                                               Augusta, Maine  04336

                                         City of Chicopee Municipal Lighting
                                         Plant
                                         By:  /s/ Barry W. Soden
                                              General Manager
                                              725 Front Street
                                              Chicopee, MA  01021-0405

                                         Commonwealth Energy System Companies
                                              Commonwealth Electric Company
                                              Cambridge Electric Light Company
                                              Canal Electric Company
                                         By:  /s/ Harold N. Scherer, Jr.
                                              President and CEO
                                              2421 Cranberry Highway
                                              Wareham, MA  02571

                                         Concord Municipal Light Plant
                                         By:  /s/ Daniel J. Sack
                                              Superintendent
                                              135 Keyes Road
                                              Concord, MA  01742

                                         Connecticut Municipal Electric
                                         Energy Cooperative
                                         By:  /s/ Maurice R. Scully
                                              Executive Director
                                              30 Stott Avenue
                                              Norwich, CT  06360-1526

                                         Eastern Utilities
                                         By:  /s/  Donald G. Pardus
                                              Chairman/CEO
                                              One Liberty Square
                                              Boston, MA  02109

                                         Groton Electric Light Department
                                         By:  /s/  Roger H. Beeltje
                                              Manager
                                              P.O. Box 679
                                              Groton, MA  01450

                                         Hingham Municipal Lighting Plant
                                         By:  /s/  Joseph R. Spadea, Jr.
                                              General Manager
                                              19 Elm Street
                                              Hingham, MA  02043

                                         Holden Municipal Light Department
                                         By:  /s/  Edla Ann Bloom
                                              Director of Electric Services
                                              94 Reservoir Street
                                              Holden, MA  01520

                                         Holyoke Gas & Electric Department
                                         By:  /s/  George E. Leary
                                              Manager
                                              70 Suffolk Street
                                              Holyoke, MA  01040

                                         Ipswich Municipal Light Department
                                         By:  /s/  Donald R. Stone
                                              Director of Utilities
                                              P.O. Box 151
                                              Ipswich, MA  01938

                                         Mansfield Municipal Electric
                                         By:  /s/  John Larch
                                              Manager
                                              50 West Street
                                              Mansfield, MA  02048

                                         Marblehead Municipal Light Department
                                         By:  /s/  Richard L. Bailey
                                              General Manager
                                              80 Commercial Street
                                              Marblehead, MA  01945

                                         Merrimac Municipal Light Department
                                         By: /s/  David Vance
                                             Commissioner
                                             2 School Street
                                             Merrimac, MA 01860

                                         Middleton Municipal Electric
                                         Department
                                         By:  /s/  William E. Kelly
                                              Manager
                                              197 North Main Street
                                              Middleton, MA  01949

                                         The Narragansett Electric Company
                                         By:  /s/ Robert L. McCabe
                                              President
                                              280 Melrose Street
                                              Providence, Rhode Island

                                         New England Power Company
                                         By:  /s/ Jeffrey D. Tranen
                                              Vice President
                                              25 Research Drive
                                              Westborough, MA  01582

                                         Massachusetts Electric Company
                                         By:  /s/ John H. Dickson
                                              President
                                              25 Research Drive
                                              Westborough, MA  01582

                                         Granite State Electric Company
                                         By:  /s/ Lydia M. Pastuszek
                                              President
                                              33 West Lebanon Road
                                              Lebanon, New Hampshire

                                         The Connecticut Light and Power
                                         By:  /s/ Bernard M. Fox
                                              President
                                              P.O. Box 270
                                              Hartford, CT  06141-0270

                                         Western Massachusetts Electric
                                         By:  /s/ Bernard M. Fox
                                              President
                                              P.O. Box 270
                                              Hartford, CT  06141-0270

                                         Holyoke Water Power Company
                                         By:  /s/ Bernard M. Fox
                                              President
                                              P.O. Box 270
                                              Hartford, CT  06141-0270

                                         Holyoke Power and Electric Company
                                         By:  /s/ Bernard M. Fox
                                              President
                                              P.O. Box 270
                                              Hartford, CT  06141-0270

                                         Public Service Company of New
                                         Hampshire
                                         By:  /s/ Bernard M. Fox
                                              President
                                              P.O. Box 270
                                              Hartford, CT  06141-0270

                                         Pascoag Fire District - Electric
                                         Department
                                         By:  /s/  James E. Daniels
                                              Chairman, Operating Committee
                                              55 South Main Street
                                              Pascoag, RI  02859

                                         Princeton Municipal Light
                                         Department
                                         By:  /s/  Sharon A. Staz
                                              Manager
                                              P.O. Box 247
                                              Princeton, MA  01541-0247

                                         Rowley Municipal Lighting Plant
                                         By: /S/ G. Robert Merry
                                             Manager
                                             47 Summer Street
                                             Rowley, MA  01969

                                         Taunton Municipal Lighting Plant
                                         By:  /s/ Joseph M. Blain
                                              General Manager
                                              55 Weir Street
                                              Taunton, MA  02780

                                         The United Illuminating Company
                                         By:  /s/  Richard J. Grossi
                                              Chairman and CEO
                                              157 Church Street
                                              New Haven, CT  06506-0901

                                         Vermont Electric Power Company, Inc.
                                         By:  /s/  Richard W. Mallary
                                              President
                                              P.O. Box 548
                                              Rutland, Vermont  05702-0548

                                         Central Vermont Public Service
                                         Corporation
                                         By:  /s/  Robert de R. Stein
                                              Vice President
                                              77 Grove Street
                                              Rutland, VT  05701

                                         Citizens Utilities Company
                                         By:  /s/ James P. Avery
                                              Vice President
                                              High Ridge Park
                                              Stamford, CT  06905

                                         City of Burlington Electric
                                         Dept.
                                         By:  /s/ Dale L. Pohlman
                                              General Manager
                                              585 Pine Street
                                              Burlington, VT   05401

                                         Franklin Electric Light Co.
                                         By:  /s/ Hugh H. Gates
                                              President
                                              P.O. Box 96
                                              Franklin, VT  05457-0096

                                         Green Mountain Power Corporation
                                         By:  /s/  John V. Cleary
                                              President & CEO
                                              P.O. Box 850
                                              S. Burlington, Vermont 05402

                                         Rochester Electric Light & Power
                                         Company
                                         By:  /s/ Thomas Pierce
                                              President
                                              P.O. Box 6
                                              Rochester, Vermont  05767

                                         Vermont Marble Company
                                         By:  /s/ John M. Mitchell
                                              President
                                              61 Main Street
                                              Proctor, Vermont  05765

                                         Vermont Public Power Supply Authority
                                         By:  /s/ William J. Gallagher
                                              General Manager
                                              512 St. George Road
                                              Williston, VT  05495

                                         Village of Hardwick Electric
                                         Department
                                         By:  /s/ Jack E. Young
                                              General Manager
                                              Box 516
                                              Hardwick, Vermont  05843

                                         Village of Ludlow Electric Light
                                         Department
                                         By:  /s/ Donald Ellison
                                              Commissioner, Chairman
                                              P.O. Box 289
                                              Ludlow, Vermont  05149

                                         Village of Morrisville Water and Light
                                         Department
                                         By:  /s/  James C. Fox
                                              Superintendent
                                              18 Portland Street
                                              Morrisville, VT  05661

                                         Village of Northfield Electric
                                         Department
                                         By:  /s/  Kevin O'Donnell
                                              Municipal Manager
                                              26 South Main Street
                                              Northfield, Vermont  05663

                                         Village of Orleans Electric Department
                                         By:  /s/  Slayton R. Marsh
                                              Superintendent
                                              Memorial Square
                                              Orleans, VT  05860

                                         Village of Readsboro Electric
                                         Light Department
                                         By:  /s/  Annette Caruso
                                              Utility Clerk
                                              P.O. Box 247
                                              Readsboro, Vermont  05350

                                         Wakefield Municipal Light Department
                                         By:  /s/  William J. Wallace
                                              Manager
                                              11 Albion Street
                                              Wakefield, MA  01880